Derivatives	9 Months Ended
Sep. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
Note 6. Derivatives
The Company does not use derivatives to manage financial risks or as an economic hedge. The Company’s derivatives are comprised of the structured forward contract related to the Other Earnout Shares (see Notes 2, 3 and 5), the day-one put option and the subsequent forward contracts related to the Committed Equity Facility (see Notes 5 and 13).
The Other Earnout Shares, issued upon the consummation of the Merger, were determined to represent a freestanding structured forward contract as the Other Earnout Share were issued for nominal or no apparent consideration, and contain the essential characteristics inherent in a derivative instrument, including an underlying security, a notional amount, and a mechanism for net settlement, as the terms provide for the delivery of a variable number of shares of the Company’s common stock, or equivalent value, based on changes in the underlying market price.
The Committed Equity Facility, upon execution on July 14, 2025, was considered a freestanding purchased put right, and each draw on the Committed Equity Facility is considered an embedded forward contract. The put right was issued for nominal or no apparent consideration, and has the essential characteristics inherent in a derivative instrument of a notional amount, an underlying security, and a mechanism for net settlement. The derivative asset related to the forward contracts embedded within the Committed Equity Facility is included within prepaid expenses and other current assets on the condensed consolidated balance sheets as of September 30, 2025.